UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2022

COLLEGIUM PHARMACEUTICAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-37372	03-0416362
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Technology Center Drive
Suite 300
Stoughton, MA 02072
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 713-3699

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	COLL	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02            Departure of Directors or Certain Oﬃcers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 6, 2022, the Board of Directors (the “Board”) of Collegium Pharmaceutical, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, expanded the size of the Board from eight to nine members and appointed Mr. Neil F. McFarlane, 49, as a director of the Company. Mr. McFarlane will serve as a director of the Company with an initial term expiring at the Company’s annual meeting of shareholders in 2022, to be held on May 19, 2022.

In accordance with the Company’s non-employee director compensation policy (the “Policy”), Mr. McFarlane will receive an annual cash retainer of $50,000 for his service on the Board, prorated based on the effective date of his appointment. In addition, in accordance with the Policy, the Board granted Mr. McFarlane restricted stock units of the Company with a grant date value of $337,500, representing an initial equity award and 50% of the annual equity award provided for in the Policy, in each case which will vest on the first anniversary of the date of grant, subject to his continued service as a director of the Company.

In addition, Mr. McFarlane entered into an indemnification agreement with the Company effective April 6, 2022, substantially in the form of the indemnification agreement entered into between the Company and its other directors and executive officers, as previously filed with the U.S. Securities and Exchange Commission.

There is no arrangement or understanding between Mr. McFarlane and any other persons pursuant to which he was selected as a director. Mr. McFarlane does not have a family relationship with any director or executive officer of the Company.  Furthermore, there are no related party transactions involving Mr. McFarlane that are reportable under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2022	Collegium Pharmaceutical, Inc.

	By:	/s/ Colleen Tupper
Name: Colleen Tupper
Title: Executive Vice President and Chief Financial Officer